UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 14, 2006

         CSMC Mortgage-Backed Trust Series 2006-5

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130884	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) entered into a pooling and servicing agreement dated as of May 1, 2006 (the “Pooling and Servicing Agreement”) among the Depositor, U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Bank of America, National Association, as a servicer (a “Servicer”), and  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) providing for the issuance of the CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-5.  The Seller entered into a reconstituted servicing agreement dated as of May 1, 2006 (the “Reconstituted Servicing Agreement”) among the Seller, Countrywide Home Loans Servicing LP, the Master Servicer, the Trust Administrator and the Trustee.  The Certificates were issued on May 30, 2006. The Pooling and Servicing Agreement and the Reconstituted Servicing Agreement are annexed hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of May 1, 2006, by and among the Depositor, the Seller, the Servicers, the Special Servicer, the Master Servicer, the Trust Administrator and the Trustee.

99.2

The Reconstituted Servicing Agreement, dated as of May 1, 2006, between the Seller, Countrywide Home Loans Servicing LP, the Master Servicer, the Trust Administrator and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: June 14, 2006

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of May 1, 2006,

by and among the Company, the Seller, the Servicers, the

Special Servicer, the Master Servicer, the Trust Administrator

and the Trustee.

99.2

Reconstituted Servicing Agreement, dated as of May 1, 2006,

between the Seller, Countrywide Home Loans Servicing LP,
the Master Servicer, the Trust Administrator and the Trustee.